UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - March 13, 2019

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34376	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zip code )

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management
Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of IEC Electronics Corp. (the “Company”), held on March 13, 2019, the Company’s stockholders voted on the matters described below.

Proposal 1. The Company’s stockholders elected the following nominees as directors, each for a one-year term expiring in 2020.

Director Nominee	Votes For	Authority Withheld	Broker Non-Votes
Keith M. Butler	5,072,649	198,839	3,731,829
Charles P. Hadeed	5,048,533	222,955	3,731,829
Andrew M. Laurence	5,162,446	109,042	3,731,829
Michael W. Osborne	5,073,708	197,780	3,731,829
Jeremy R. Nowak	5,072,657	198,831	3,731,829
Jeffrey T. Schlarbaum	5,162,438	109,050	3,731,829

Proposal 2. The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.

Votes For	Votes Against	Votes Abstained
8,993,993	5,040	4,284

Proposal 3. The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,152,125	1,076,990	42,373	3,731,829

Proposal 4. The Company's stockholders approved, on an advisory basis, future say-on-pay votes should occur every year.

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
5,034,474	29,038	198,640	9,336	3,731,829

Proposal 5. The Company's stockholders approved the 2019 Stock Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,957,502	1,301,119	12,867	3,731,829

As indicated above, at the Annual Meeting, the Company’s stockholders voted, on advisory basis, for “1 Year” as their preferred frequency for conducting future advisory votes on executive compensation.  The Board of Directors (the “Board”) of the Company has considered the voting results of this advisory vote and other factors, and has determined that future advisory votes on executive compensation will be held on an annual basis until the next required vote or until the Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders.  The next required advisory vote on the frequency of future advisory votes on executive compensation will take place no later than the 2025 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date:	March 14, 2019	By:	/s/ Thomas L. Barbato
Thomas L. Barbato
Senior Vice President and Chief Financial Officer